UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2019

Cognex Corporation
(Exact name of registrant as specified in charter)
Massachusetts	001-34218	04-2713778
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Vision Drive, Natick, Massachusetts	01760-2059
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (508) 650-3000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

⃞

Item 2.02         Results of Operations and Financial Condition

On April 29, 2019, Cognex Corporation (the “Company”) issued a news release to report its financial results for the quarter ended March 31, 2019. The release is furnished as Exhibit 99.1 hereto. The information in Item 2.02 of this Current Report on Form 8-K, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
                          Compensatory Arrangements of Certain Officers

On April 25, 2019, the Board of Directors of the Company designated Laura MacDonald, Vice President and Corporate Controller, as the Company’s principal financial officer and principal accounting officer on an interim basis, effective May 3, 2019.  Ms. MacDonald will be assuming such roles from John J. Curran, Senior Vice President of Finance & Administration and Chief Financial Officer of the Company.  On April 4, 2019, the Company announced Mr. Curran’s resignation, effective May 3, 2019, and the search for a new Chief Financial Officer.  In connection with assuming these roles, Ms. MacDonald will receive a stock option grant with respect to 10,000 shares of the Company’s common stock that will vest on the third anniversary of the date of grant if Ms. MacDonald remains employed by the Company through such anniversary date.  Ms. MacDonald, age 50, has served as the Company’s Vice President and Corporate Controller since December 2007, and prior to that time, in various roles of increasing responsibility within the Finance Department after joining the Company in 1994.

Item 8.01         Other Events

On April 29, 2019, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.05 per share. This dividend is payable on May 31, 2019 to all shareholders of record at the close of business on May 17, 2019.

Item 9.01         Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.       Description

99.1                   News release, dated April 29, 2019, by Cognex Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNEX CORPORATION

Dated:	April 29, 2019	By: /s/ John J. Curran
John J. Curran
Senior Vice President of Finance
and Chief Financial Officer